UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

August 2, 2023
Date of Report (date of earliest event reported)

DENTSPLY SIRONA Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-16211		39-1434669
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

13320 Ballantyne Corporate Place,	Charlotte	North Carolina	28277-3607
(Address of Principal Executive Offices)			(Zip Code)
(844) 848-0137
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	XRAY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02 Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition."

On August 2, 2023, DENTSPLY SIRONA Inc. (the “Company”) issued the attached press release announcing its net sales and earnings for the second quarter ended June 30, 2023. A copy of the Company's press release is being furnished as Exhibit 99.1 hereto.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 27, 2023, the Board of Directors (the “Board”) of DENTSPLY SIRONA Inc. (the “Company”) adopted and approved the Seventh Amended and Restated By-laws of the Company (as amended and restated, the “Amended and Restated Bylaws”), effective immediately. Among other things, the amendments effected by the Amended and Restated Bylaws:

•Address matters relating to Rule 14a-19 (the “Universal Proxy Rule”) under the Securities Exchange Act of 1934, as amended, including
a.requiring that any stockholder submitting notice of a director nomination make a representation as to whether such stockholder intends to solicit proxies in support of director nominees other than the Company’s nominees in accordance with the Universal Proxy Rule, and if so, agree in writing that such stockholder will comply with the requirements of the Universal Proxy Rule,
b.providing that if the stockholder provides a notice of director nomination and subsequently fails to comply with the requirements of the Universal Proxy Rule, the director nominee proposed by such stockholder shall be ineligible for election at the annual meeting,
c.requiring stockholders intending to use the Universal Proxy Rule to provide reasonable evidence of the satisfaction of the requirements under the Universal Proxy Rule at least five business days before the meetings,
d.requiring any stockholder soliciting proxies from other stockholders to use a proxy card other than white, and
e.requiring any prospective director nominee to make themselves available for and submit to interviews by the Board or any committee of the Board within ten (10) days following the date of a request.
•Implement certain revisions to conform to recent amendments to the Delaware General Law (the “DGCL”), including
a.giving the Company the ability to provide the details for an adjourned meeting in any manner required by the DGCL and
b.eliminating the requirement to make a stockholder list available during a meeting of stockholders.

The Amended and Restated Bylaws also incorporate ministerial, clarifying and conforming changes. The foregoing description of the Amended and Restated Bylaws is not complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

In conjunction with its restructuring plan previously disclosed in its Current Report on Form 8-K filed on February 16, 2023, the Company has made certain changes in the reporting structure for its global business units effective April 1, 2023, which have resulted in a change in reportable segments. The Company has realigned its reportable segments to reflect changes in how the Company manages its operations, specifically the level at which its chief operating decision maker ("CODM") regularly reviews operating results and allocates resources. The new structure consists of four reportable segments: Connected Technology Solutions, Essential Dental Solutions, Orthodontic and Implant Solutions and Wellspect Healthcare.

A copy of the supplemental unaudited financial data of the revised segments for the year ended December 31, 2022, each of the quarters therein, and the quarter ended March 31, 2023 is being furnished as Exhibit 99.2 hereto.

The Company is furnishing this supplemental information to provide investors with historical information that is consistent with the change in reportable segments. The information in Exhibit 99.2 provides unaudited historical and segment information on the basis of the new reportable segments for the previously reported year ended December 31, 2022 and the three-month period ended March 31, 2023. The recast financial information contained in Exhibit 99.2 does not represent a restatement or reissuance of previously issued financial statements.

The information furnished pursuant to Items 2.02 and 7.01, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01 Other Events.

Subsequent to the issuance of the Company’s consolidated financial statements for the year ended December 31, 2022, included in the Company’s Annual Report on Form 10-K filed by the Company with the U.S. Securities and Exchange Commission on March 1, 2023 (the “2022 Form 10-K”), the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), conducted a routine internal quality review of its audit of the Company’s consolidated financial statements and internal control over financial reporting as of and for the year ended December 31, 2022. As a result of this review, PwC requested that the Company re-evaluate the conclusion on the assessment of a previously identified control deficiency related to segregation of duties specific to the creation of manual journal entries and compensating controls intended to mitigate a potential material impact to the consolidated financial statements as a result of such control deficiency. After extensive review, the Company and PwC have now determined that the control deficiency related to segregation of duties specific to the creation of manual journal entries rose to the level of a material weakness that existed as of December 31, 2022. The Company previously identified and reported in its 2022 Form 10-K other material weaknesses as part of Management’s Report on Internal Control Over Financial Reporting for the year ended December 31, 2022.

To the knowledge of the Company’s principal executive officer and principal financial officer, the additional material weakness did not result in a material misstatement of the Company’s consolidated financial statements included in the 2022 Form 10-K or the Form 10-Q for the quarter ended March 31, 2023 (the “Form 10-Q”). Notwithstanding the newly identified material weakness referred to above, management, including our principal executive officer and principal financial officer, believes that the financial statements contained in the Form 10-K and in the Form 10-Q continue to fairly present, in all material respects, the financial condition, results of operations and cash flows of the Company for all periods presented in accordance with generally accepted accounting principles in the United States. The Company had already started to implement process improvements with respect to the previously identified control deficiency and is now implementing further improvements to remediate this material weakness.

The Company intends to (1) file an amendment to the 2022 Form 10-K to revise Management’s Report on Internal Control Over Financial Reporting included in Part II, Item 8 of the 2022 Form 10-K, its disclosure on controls and procedures included in Part II, Item 9A of the 2022 Form 10-K and PwC’s revised integrated audit report thereon to disclose this additional material weakness, and to make one immaterial revision to disclosures contained within Part II, Item 8, Note 2- Revenue, and (2) amend the Form 10-Q to revise its disclosure on controls and procedures included in Part II Item 4 of the Form 10-Q. Based on the foregoing, both management’s assessment and PwC’s report on internal control over financial reporting as of December 31, 2022 as filed in the 2022 Form 10-K should no longer be relied upon.

Forward Looking Statements

All statements in this Current Report on Form 8-K that do not directly and exclusively relate to historical facts constitute “forward-looking statements.” These statements represent current expectations and beliefs and no assurance can be given that the results described in such statements will be achieved. Such statements are subject to numerous assumptions, risks, uncertainties and other factors, including those described in the section titled “Risk Factors” in Dentsply Sirona’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as amended, and in other documents that we file with the Securities and Exchange Commission. No assurance can be given that any expectation, belief, goal or plan set forth in any forward-looking statement can or will be achieved, and readers are cautioned not to place undue reliance on such statements which speak only as of the date they are made. The Company does not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Seventh Amended and Restated By-laws of DENTSPLY SIRONA Inc.

99.1	DENTSPLY SIRONA Inc. Second Quarter earnings release issued August 2, 2023, as referenced in Item 2.02.

99.2	Supplemental unaudited financial data for the year ended December 31, 2022, and quarter ended March 31.2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            DENTSPLY SIRONA Inc.

By:	/s/ Richard C. Rosenzweig
Richard C. Rosenzweig
Senior Vice President, Corporate Development,
General Counsel and Secretary

Date: August 2, 2023